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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): January 10, 2002
                                                        -----------------


                               SL INDUSTRIES, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)

       New Jersey                 1-4987                     21-0682685
------------------------      ---------------------        ---------------------
   (State or Other             (Commission File             (I.R.S. Employer
   Jurisdiction of                 Number)                  Identification No.)
   Incorporation)




          520 Fellowship Road, Suite A114
            Mount Laurel, New Jersey                             08054
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       (Address of Principal Executive Offices)                (Zip Code)





       Registrant's telephone number, including area code: (856) 727-1500
                                                           --------------



                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (c)    Exhibits.

               99.1 Letter dated January 10, 2002 from the Chairman of the Board of SL Industries, Inc. (the "Company") to the Company's shareholders.

ITEM 9. REGULATION FD DISCLOSURE.

               Following the filing of this Form 8-K, the Company will mail a letter to each of its shareholders (the "Letter"). The Letter is filed as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SL INDUSTRIES, INC.
                                                      (Registrant)


                                            By     /s/ Owen Farren
                                               --------------------------------
                                               Owen Farren
                                               Chief Executive Officer



Dated: January 10, 2002





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                                  Exhibit Index


        Exhibit
        -------
        99.1 Letter dated January 10, 2002 from the Chairman of the Board of the Company to the Company's shareholders.